SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
November 20, 2002

THE AES CORPORATION
(exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	333-15487 (Commission File No.)	54-1163725 (IRS Employer Identification No.)

1001 North 19th Street, Suite 2000
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 5. Other Events

On November 19, 2002, our subsidiaries AES Drax Holdings Limited and AES Drax Energy each filed a Form 6-K announcing the Recent Developments set forth in Exhibit 99.1 to this report and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: November 20, 2002	By:	/s/ Brian Miller

Name: Brian Miller
Title: Corporate Secretary General Counsel, North America